Exhibit 10.1

First Supplement to Note Purchase Agreement

This First Supplement is entered into as of April 16, 2015 (this “First Supplement”) between Donaldson Company, Inc., a Delaware corporation (the “Company”), and the Purchasers listed in the attached Schedule A (the “Purchasers”).

Recitals

A.        The Company has entered into a Note Purchase Agreement dated as of March 27, 2014 with the purchasers listed in Schedule A thereto (as amended by that First Amendment to the Note Purchase Agreement dated as of March 9, 2015 and as heretofore amended and supplemented, the “Note Purchase Agreement”); and

B.        The Company desires to issue and sell, and the Purchasers desire to purchase, three additional series of Notes (as defined in the Note Purchase Agreement) pursuant to the Note Purchase Agreement and in accordance with the terms set forth below;

Now, Therefore, the Company and the Purchasers agree as follows:

1.        Authorization of the New Notes. The Company has authorized the issue and sale of (a) $25,000,000 aggregate principal amount of Notes to be designated as its 2.93% Senior Notes, Series 2015-A, due April 16, 2025 (the “Series 2015-A Notes,” such term to include any such Notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement) and (b) $125,000,000 aggregate principal amount of Notes to be designated as its 3.18% Senior Notes, Series 2015-B, due June 17, 2030 (the “Series 2015-B Notes,” such term to include any such Notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement; together with the Series 2015-A Notes, the “Notes”). The Notes shall be substantially in the forms set out in Exhibit 1(a) and Exhibit 1(b), respectively, with such changes therefrom, if any, as may be approved by you and the Company.

2.        Sale and Purchase of the Notes. Subject to the terms and conditions of this First Supplement and the Note Purchase Agreement, the Company will issue and sell to each of the Purchasers, and the Purchasers will purchase from the Company, at the related Closing provided for in Section 3, Series 2015-A Notes and/or Series 2015-B Notes in the principal amount specified opposite their respective names in Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of the Purchasers hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance by any other Purchaser hereunder.

3.        Closing. The sale and purchase of the (a) Series 2015-A Notes to be purchased by the Purchasers shall occur at a closing (the “First Closing”) on April 16, 2015 or on such other Business Day thereafter on or prior to April 20, 2015 as may be agreed upon by the Company and the Purchasers of the Series 2015-A Notes and (b) Series 2015-B Notes to be purchased by the Purchasers shall occur at a closing (the

“Second Closing”) on June 25, 2015 or on such other Business Day thereafter on or prior to June 29, 2015 as may be agreed upon by the Company and the Purchasers of the Series 2015-B Notes at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603 at 9:00 a.m., Chicago time. The First Closing and Second Closing are each referred to herein as a “Closing” and collectively, as the “Closings”. At each Closing, the Company will deliver to each Purchaser the Notes to be purchased by it in the form of a single Note (or such greater number of Series 2015-A Notes or Series 2015-B Notes in denominations of at least $500,000 as such Purchaser may request) dated the date of such Closing and registered in its name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 1-502-5005-4130 at U.S. Bank, SWIFT Code: USBKUS44IMT, ABA Routing Number: 091000022 to the Account Name of Donaldson Company, Inc. If at a Closing, the Company shall fail to tender such Notes to a Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 of the Note Purchase Agreement, as modified or expanded by Section 4 hereof, shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights it may have by reason of such failure or such nonfulfillment.

4.        Conditions to Closing. Each Purchaser’s obligation to purchase and pay for the Notes to be sold to it at each Closing is subject to the fulfillment to its satisfaction, prior to or at the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement, as hereafter modified.

5.        Representations and Warranties of the Company. The Company represents and warrants to the Purchasers that each of the representations and warranties contained in Section 5 of the Note Purchase Agreement is true and correct as of the date of each Closing (i) except that all references to “Purchaser” and “you” therein shall be deemed to refer to the Purchasers hereunder, all references to “this Agreement” shall be deemed to refer to the Note Purchase Agreement as supplemented by this First Supplement, all references to “Notes” therein shall be deemed to include the Series  2015-A Notes and the Series 2015-B Notes, and (ii) except for changes to such representations and warranties or the Schedules referred to therein, which changes are set forth in the attached Schedule 5.

6.        Representations of the Purchasers. Each Purchaser confirms to the Company that the representations set forth in Section 6 of the Note Purchase Agreement are true and correct as to such Purchaser.

7.        (a)       Mandatory Prepayment of the Series 2015-A Notes. The Series 2015-A Notes are not subject to mandatory prepayment by the Company.

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(b)        Optional Prepayments. The Series 2015-A Notes are subject to prepayment at the option of the Company in the manner and with the effect set forth in Section 8.2 of the Note Purchase Agreement.

(c)        Allocation of Partial Prepayments. In the case of each partial prepayment of the Series 2015-A Notes pursuant to the provisions of Section 8.2 of the Note Agreement, the principal amount of the Series 2015-A Notes to be prepaid shall be allocated in the manner and with the effect set forth in Section 8.3 of the Note Purchase Agreement.

(d)        Make-Whole Amount for Series 2015-A Notes. The term “Make-Whole Amount” means with respect to any Series 2015-A Note an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series 2015-A Note, minus the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings with respect to the Called Principal of such Series 2015-A Note:

“Called Principal” means, the principal of any Series 2015-A Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Series 2015-A Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Note is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, .50% over the yield to maturity implied by the yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

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If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, .50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, all payments of such Called Principal and interest thereon that would be due after the Settlement Date if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of such Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.4 or Section 12.1.

“Settlement Date” means, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

8.        (a)       Mandatory Prepayment of the Series 2015-B Notes. The Series 2015-B Notes are not subject to mandatory prepayment by the Company.

(b)         Optional Prepayments. The Series 2015-B Notes are subject to prepayment at the option of the Company in the manner and with the effect set forth in Section 8.2 of the Note Purchase Agreement.

(c)        Allocation of Partial Prepayments. In the case of each partial prepayment of the Series 2015-B Notes pursuant to the provisions of Section 8.2 of the

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Note Agreement, the principal amount of the Series 2015-B Notes to be prepaid shall be allocated in the manner and with the effect set forth in Section 8.3 of the Note Purchase Agreement.

(d)         Make-Whole Amount for Series 2015-B Notes. The term “Make-Whole Amount” means with respect to any Series 2015-B Note an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series 2015-B Note, minus the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings with respect to the Called Principal of such Series 2015-B Note:

“Called Principal” means, the principal of any Series 2015-B Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Series 2015-B Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Note is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, .50% over the yield to maturity implied by the yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, .50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement

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Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, all payments of such Called Principal and interest thereon that would be due after the Settlement Date if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of such Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.4 or Section 12.1.

“Settlement Date” means, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.        Applicability of Note Purchase Agreement. Except as otherwise expressly provided herein (and expressly permitted by the Note Purchase Agreement), all of the provisions of the Note Purchase Agreement are incorporated by reference herein and shall apply to the Series 2015-A Notes and Series 2015-B Notes as if expressly set forth in this First Supplement.

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In Witness Whereof, the Company and the Purchasers have caused this First Supplement to be executed and delivered as of the date set forth above.

Donaldson Company, Inc.

By:	/s/	James F. Shaw
Name:		James F. Shaw
Title:		Vice President and Chief Financial Officer

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This Agreement is hereby accepted and agreed to as of the date thereof.

The Northwestern Mutual Life Insurance Company

By:	Northwestern Mutual Investment Management Company, LLC, its investment adviser

By	/s/ Timothy S. Collins
Name: Timothy S. Collins
Title: Managing Director

The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account

By	/s/ Timothy S. Collins
Name: Timothy S. Collins
Title: Authorized Representative

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This Agreement is hereby accepted and agreed to as of the date thereof.

Voya Retirement Insurance and Annuity Company Voya Insurance and Annuity Company Reliastar Life Insurance Company

By:	Voya Investment Management LLC, as Agent

By	/s/ Christopher P. Lyons
Name: Christopher P. Lyons
Title: Managing Director

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This Agreement is hereby accepted and agreed to as of the date thereof.

Metropolitan Life Insurance Company

First MetLife Investors Insurance Company

By Metropolitan Life Insurance Company, its Investment Manager

General American Life Insurance Company

By Metropolitan Life Insurance Company, its Investment Manager

MetLife Insurance Company USA

By Metropolitan Life Insurance Company, its Investment Manager

By	/s/ Frank Monfalcone
Name: Frank Monfalcone
Title: Director

Erie Family Life Insurance Company By MetLife Investment Management, LLC, its Investment Manager

By	/s/ Frank Monfalcone
Name: Frank Monfalcone
Title: Director

Union Fidelity Life Insurance Company By MetLife Investment Management, LLC, its Investment Adviser

By	/s/ Frank Monfalcone
Name: Frank Monfalcone
Title: Director

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This Agreement is hereby accepted and agreed to as of the date thereof.

Mutual of Omaha Insurance Company

By	/s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Vice President

United of Omaha Life Insurance Company

By	/s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Vice President

Companion Life Insurance Company

By	/s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Vice President

United World Life Insurance Company

By	/s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Vice President

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This Agreement is hereby accepted and agreed to as of the date thereof.

Jackson National Life Insurance Company

By:	PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company

By	/s/ Luke S. Stifflear
Name: Luke S. Stifflear
Title: Sr. Managing Director

Jackson National Life Insurance Company of New York

By:	PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company of New York

By	/s/ Luke S. Stifflear
Name: Luke S. Stifflear
Title: Sr. Managing Director

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This Agreement is hereby accepted and agreed to as of the date thereof.

Modern Woodmen of America

By	/s/ Brett M. Van
Name: Brett M. Van
Title: Treasurer & Investment Manager

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This Agreement is hereby accepted and agreed to as of the date thereof.

The State Life Insurance Company

By:	American United Life Insurance Company
Its:	Agent

By	/s/ David M. Weisenburger
Name: David M. Weisenburger
Title: VP, Fixed Income Securities

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Schedule 5

to First Supplement

Exceptions to representations
and warranties

Subsidiaries and Ownership
of Subsidiary Stock

(i) Company Subsidiaries

* Unless otherwise note, all listed subsidiaries are owned 100% by Donaldson Company Inc., or a Subsidiary of Donaldson Company Inc. Indentations indicate level of ownership.

Donaldson Capital, Inc. (U.S.A.)

ASHC, Inc. (U.S.A.)

Prestadora de Servicios Aguascalientes, S. de R.L. de C.V. (Mexico)

Aerospace Filtration Systems, Inc. (U.S.A.)

Donaldson do Brasil Equipamentos Industriais Ltda (Brazil)

Donaldson, S.A. de C.V. (Mexico)

Donaldson Colombia S.A.S (Colombia)

Donaldson Chile, Ltd. (Chile)

Donaldson Peru SAC (Peru)

Donaldson Canada, Inc. (Canada)

Donaldson Filtration (Thailand) Ltd. (Thailand)

Donaldson Filtration (Philippines) Inc. (Philippines)

Donaldson India Filter Systems Pvt. Ltd. (India)

DLX Capital S.a.r.l. (Luxembourg)

DLX USD FIN Co S.a.r.l. (Luxembourg)

Donaldson Overseas Holding S.a.r.l. (Luxembourg)

Nippon Donaldson Ltd. (Japan)

Donaldson Filtration (Malaysia) Sdn. Bhd. (Malaysia)

Donaldson Korea Co., Ltd. (South Korea)

Donaldson Australasia Pty. Ltd. (Australia)

Donaldson Filtration (Asia Pacific) Pte. Ltd. (Singapore)

P.T. Donaldson Filtration Indonesia (Indonesia)

Donaldson Luxembourg S.a.r.l (Luxembourg)

Donaldson Ibèrica Soluciones en Filtración, S.L. (Spain)

Donaldson Schweiz GmbH (Switzerland)

Donaldson Polska Sp. z.o.o. (Poland)

Donaldson Filtre Sistemleri Ticaret Limited Sirketi (Turkey)

Donaldson Filtration Österreich, GmbH (Austria)

Donaldson Europe, b.v.b.a. (Belgium)

Donaldson Belgie, b.v.b.a. (Belgium)

Northern Technical L.L.C. (United Arab Emirates)

Donaldson Filtration Systems (Pty) Ltd. (South Africa)

Schedule 5

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Donaldson Filtration Deutschland GmbH (Germany)

Donaldson Filtration Magyarorszag Kft. (Hungary)

Donaldson Filtration Slovensko s.r.o. (Slovakia)

Donaldson Filtration Norway a.s. (Norway)

Donaldson Italia s.r.l. (Italy)

Donaldson Nederland B.V. (Netherlands)

Donaldson Scandinavia a.p.s. (Denmark)

Donaldson Filtration CR - Konzern s.r.o. (Czech Republic)

Donaldson Industrial CR - Konzern s.r.o. (Czech Republic)

Donaldson Czech Republic s.r.o. (Czech Republic)

Donaldson France, s.a.s. (France)

Ultrafilter s.a.s. (France)

Donaldson, s.a.s. (France)

Le Bozec Filtration et Systèmes, s.a.s. (France)

Donaldson UK Holding Ltd. (United Kingdom)

Donaldson Filtration (GB) Ltd. (United Kingdom)

Donaldson Filter Components Ltd. (United Kingdom)

Donaldson Taiwan Ltd. (Taiwan)

Donaldson Far East Ltd. (China)

Donaldson (China) Holding Co., Ltd. (China)

Donaldson (China) Trading Co., Ltd. (China)

Donaldson (Wuxi) Filters Co., Ltd. (China)

Donaldson (Xuzhou) Filters Co. Ltd. (China)

Donaldson (Thailand) Ltd. (Thailand)

(ii) Company Affiliates

Advanced Filtration Systems Inc. (U.S.A.) – 50%

P.T. Panata Jaya Mandiri (Indonesia) – 30%

Rashed Al-Rashed & Sons - Donaldson Company Ltd. (Saudi Arabia) – 49%

(iii) Company Directors and Senior Officers

Directors:

William M. Cook, Chairman, Donaldson Company, Inc.

Tod E. Carpenter, President and CEO, Donaldson Company, Inc.

Andrew J. Cecere, Vice Chairman and COO, U.S. Bancorp

Michael J. Hoffman, Chairman, President and CEO, The Toro Company

Paul David Miller, Retired Chairman and CEO, Alliant Techsystems, Inc.

Jeffrey Noddle, Retired Executive Chairman, SuperValu Inc.

Willard D. Oberton, Chairman, Fastenal Company

James J. Owens, President and CEO, H.B. Fuller Company

Ajita G. Rajendra, President and CEO, A.O. Smith Corporation

Trudy Rautio, President and Chief Executive Officer, Carlson

John P. Wiehoff, Chairman and CEO, C.H. Robinson Worldwide, Inc.

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Officers:

William M. Cook, Chairman

Tod E. Carpenter, President and Chief Executive Officer

Thomas R. Scalf, Senior Vice President, Engine Products

Jay L. Ward, Senior Vice President, Industrial Products

Amy C. Becker, Vice President, General Counsel and Secretary

Guillermo Briseño, Vice President, Latin America

Franklin G. Cardenas, Vice President, Global Engine Aftermarket

Timothy H. Grafe, Vice President, New Business Development

Dennis D. Jandik, Vice President, Asia Pacific Operations

Joseph E. Lehman, Vice President, Global Operations

Roger J. Miller, Vice President, Global Engine OEM Sales

Mary Lynne Perushek, Vice President and Chief Information Officer

Sheila C. Peyraud, Vice President and Chief Technology Officer

James F. Shaw, Vice President and Chief Financial Officer

Jeffrey E. Spethmann, Vice President, Global Industrial Air Filtration

Wim J. V. Vermeersch, Vice President, Europe and Middle East

Eugene X. Wu, Vice President, Asia Pacific

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Financial Statements

The following financial statements have been provided:

Form 10-K (Fiscal 2014)

Form 10-Q (Fiscal 2015 Q1 and Q2)

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Litigation

The Company records provisions with respect to identified claims or lawsuits when it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated. Claims and lawsuits are reviewed quarterly and provisions are taken or adjusted to reflect the status of a particular matter. The Company believes the recorded reserves in its condensed consolidated financial statements are adequate in light of the probable and estimable outcomes. The recorded liabilities were not material to the Company’s financial position, results of operations, or liquidity, and the Company does not believe that any of the currently identified claims or litigation will materially affect its financial position, results of operations, or liquidity.

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Licenses, Permits, Etc.

None.

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Existing Indebtedness

As of January 31, 2015

Amounts in $ Millions:

Short-term debt:
Multi-currency revolving facility	$ 295.0
Uncommitted credit facilities	$ 27.2	$ 322.2

Current maturities of long-term debt:
Aggregated current capital leases and other	$ 1.4
Terminated interest rate swap contracts	$ 0.4	$ 1.8

Long-term debt:
5.48% Unsecured senior notes due June 1, 2017	$ 50.0
5.48% Unsecured senior notes due September 28, 2017	$ 25.0
5.48% Unsecured senior notes due November 30, 2017	$ 25.0
3.72% Unsecured senior notes due March 27, 2024	$ 125.0
Variable rate guaranteed senior note due May 19, 2019	$ 14.0
Aggregated long-term capital leases and other	$ 1.3
Terminated interest rate swap contracts	$ 0.6	$ 240.9

$ 564.9

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Existing Liens

Various capitalized leases in the U.S.	$ 2,647,535

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Existing Investments

Investment in Advanced Filtration Systems Inc.	$ 11,241,000
Investment in PT Panata Jaya Mandiri	$ 5,389,321
Investment in Rashed al-Rashed & Sons-Donaldson Ltd.	$ 3,468,088
Investment in Applied Membrane Technology Inc.	$ 225,094

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[Form of Series 2015-A Senior Note]

Donaldson Company, Inc.

2.93% Senior Note, Series 2015-A

Due April 16, 2025

No. [_____]	April 16, 2015
$[_______]	PPN 25763# AF7

For Value Received, the undersigned, Donaldson Company, Inc. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, promises to pay to [ ], or registered assigns, the principal sum of $[           ] on April 16, 2025 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 2.93% per annum (subject to increase pursuant to Section 1.2(b) of the below defined Note Purchase Agreement) from the date hereof, payable semiannually, on April 16 and October 16 in each year, commencing with the April or October next succeeding the date hereof and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 4.93% or (ii) 2% over the rate of interest publicly announced by Wells Fargo Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Wells Fargo Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Notes (herein called the “Notes”) issued pursuant to a Note Purchase Agreement, dated as of March 27, 2014, as supplemented pursuant to that certain First Supplement to the Note Purchase Agreement dated as of April 16, 2015, and as from time to time further amended and supplemented, (the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein, and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Sections 6.1(to the extent such representation is required for such transfer) and 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note

Exhibit 1(a) to

First Supplement

Purchase Agreement. The Notes have not been registered under the Securities Act of 1933, as amended.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Donaldson Company, Inc.

By:
Title:

Exhibit 1(a) to

First Supplement

[Form of Series 2015-B Senior Note]

Donaldson Company, Inc.

3.18% Senior Note, Series 2015-B

Due June 17, 2030

No. [_____]	June 25, 2015
$[_______]	PPN 25763# AG5

For Value Received, the undersigned, Donaldson Company, Inc. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, promises to pay to [ ], or registered assigns, the principal sum of $[           ] on June 17, 2030 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 3.18% per annum (subject to increase pursuant to Section 1.2(b) of the below defined Note Purchase Agreement) from the date hereof, payable semiannually, on June 15 and December 15 in each year, commencing with the June or December next succeeding the date hereof and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 5.18% or (ii) 2% over the rate of interest publicly announced by Wells Fargo Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Wells Fargo Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Notes (herein called the “Notes”) issued pursuant to a Note Purchase Agreement, dated as of March 27, 2014, as supplemented pursuant to that certain First Supplement to the Note Purchase Agreement dated as of April 16, 2015, and as from time to time further amended and supplemented, (the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein, and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Sections 6.1(to the extent such representation is required for such transfer) and 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note

Purchase Agreement. The Notes have not been registered under the Securities Act of 1933, as amended.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Donaldson Company, Inc.

By:
Title:

Exhibit 1(a) to

First Supplement